Liquidity risk	12 Months Ended
Mar. 31, 2019
Financial Instruments [Abstract]
Liquidity risk
Liquidity risk
Liquidity risk is the risk that there will be insufficient funds available to settle obligations when they are due.
The Group has limited risk due to the recurring nature of its income and the availability of liquid resources. The Group meets its financing requirements through a mixture of cash generated from its operations and its access to undrawn borrowing facilities (note 15). In addition, the Group holds the following cash resources:

	March 31, 2019 R’000	March 31, 2018 R’000

Cash and cash equivalents, net of overdrafts (note 12)	353,181	290,538

The table below analyzes the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Payable within 1 month or on demand R’000	Between 1 month and 1 year R’000	Between 1 year and 2 years R’000	Between 2 years and 5 years R’000	More than 5 years R’000	Total R’000

March 31, 2019
Trade payables	50,742	40,028	—	—	—	90,770
Accruals and other payables	90,432	91,970	—	—	—	182,402
Bank overdraft	30,262	—	—	—	—	30,262
Capitalized lease liability	883	10,180	8,493	19,061	9,691	48,308
Recurring commission liability	171	6,700	1,845	—	—	8,716
Total	172,490	148,878	10,338	19,061	9,691	360,458

March 31, 2018
Trade payables	58,085	40,009	—	—	—	98,094
Accruals and other payables	92,318	68,646	—	—	—	160,964
Bank overdraft	17,720	—	—	—	—	17,720
Total	168,123	108,655	—	—	—	276,778

There have been no significant changes in the Group’s financial risk management described above relative to the prior year.